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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15 (D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

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       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 15, 1997

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                      ALEXANDER & ALEXANDER SERVICES INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

        MARYLAND                        1-8282               52-0969822
     (STATE OR OTHER                 (COMMISSION)         (I.R.S. EMPLOYER
     JURISDICTION OF                 FILE NUMBER)        IDENTIFICATION NO.)
      ORGANIZATION)


      1185 AVENUE OF THE AMERICAS                               10036
           NEW YORK, NEW YORK                                 (ZIP CODE)
    (ADDRESS OF PRINCIPAL EXECUTIVE
                OFFICES)

                                 (212) 444-4500
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 NOT APPLICABLE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

  On January 15, 1997, Subsidiary Corporation, Inc. ("Purchaser"), a Maryland corporation and a wholly owned subsidiary of Aon Corporation ("Aon"), a Delaware corporation, consummated its cash tender offer (the "Offer") for all the outstanding shares of Common Stock, par value $1.00 per share (the "Common Stock"), and associated preferred stock purchase rights (collectively, the "Shares"), of Alexander & Alexander Services Inc. ("A&A"), a Maryland corporation, at a price of $17.50 net cash per Share. Pursuant to the Offer, Purchaser acquired approximately 44,293,552 Shares, or 97% of the outstanding Shares. All Shares validly tendered and not withdrawn before expiration of the Offer at 12:00 midnight, New York City time, on January 14, 1997, were accepted for payment, including approximately 1,846,882 Shares tendered pursuant to guaranteed delivery procedures. The Offer was made pursuant to the Agreement and Plan of Merger, dated December 11, 1996, as amended (the "Merger Agreement"), among Aon, Purchaser and A&A. A copy of the press release of Aon announcing the acquisition of the Shares is filed as Exhibit (c)(1) to this Form 8-K.

  On December 11, 1996, Aon and American International Group, Inc. ("AIG") entered into the Stock Purchase and Sale Agreement ("Stock Purchase and Sale Agreement"). Pursuant to the Stock Purchase and Sale Agreement, Aon agreed to buy and AIG agreed to sell for $317.5 million, plus accrued dividends, all outstanding shares of 8% Series B Cumulative Convertible Preferred Stock, par value $1.00 per share (the "Series B Preferred Stock"), of the Company. On January 17, 1997, Aon purchased all 4,846,232 shares of Series B Preferred Stock. Each share of Series B Preferred Stock is currently convertible into approximately 2.94 shares of Class D Common Stock of the Company, which Class D Common Stock is exchangeable for Common Stock on a share-for-share basis.

  The Merger Agreement provides for the Offer to be followed by a merger of Purchaser into A&A, pursuant to which all remaining Shares (other than stock of A&A owned by A&A, Aon or any of their respective subsidiaries and stock as to which appraisal rights are available and properly exercised under Maryland law) will be converted into a right to receive $17.50 cash per share (the "Merger"). A special meeting of A&A's stockholders will be held on or about February 18, 1997 to vote upon the Merger. Pursuant to the provisions of A&A's Charter and applicable Maryland corporation law, the affirmative vote of the holders of a majority of the voting power of the outstanding shares of Common Stock, Class A Common Stock, par value $.00001 per share, of the Company (the "Class A Stock"), Class C Common Stock, par value $1.00 per share (the "Class C Stock" and, together with the Common Stock and the Class A Stock, the "Common Capital Stock"), of the Company and the Series B Preferred Stock, voting together as a single class, is required for approval of the Merger. Because Aon and Purchaser own all of the Series B Preferred Stock and 97% of the outstanding shares of Common Capital Stock, Aon and Purchaser have the ability to approve the Merger without the vote of any other stockholder. The Merger Agreement obligates Aon to cause all the capital stock of the Company owned by Aon and its subsidiaries to be voted in favor of the Merger. The Merger will be effected promptly after stockholder approval of the Merger.

  Purchaser's payment of approximately $775 million for the aggregate purchase price of the Shares purchased by Purchaser in the Offer was funded with capital contributions to Purchaser by Aon. Aon derived the funds necessary for such capital contribution and the funds necessary to purchase the Series B Preferred Stock from cash on hand, the proceeds from the sale of commercial paper and fixed maturities and the proceeds of a preferred equity financing.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

  (c) EXHIBITS:

     (1) Press release of Aon dated January 15, 1997.


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
     (2) Agreement and Plan of Merger, dated as of December 11, 1996, among
          Aon, Purchaser and A&A. (Incorporated by reference from Exhibit 2 to
          A&A's Solicitation/Recommendation Statement on Schedule 14D-9 filed by A&A with the Securities and Exchange Commission ("SEC") on December 16, 1996 (the "Schedule 14D-9")).
     (3) Stock Purchase and Sale Agreement, dated as of December 11, 1996, between Aon and AIG. (Incorporated by reference from Exhibit 3 to the Schedule 14D-9).
     (4) First Amendment to Agreement and Plan of Merger, dated as of January
          7, 1997, among Aon, Purchaser and A&A. (Incorporated by reference from Exhibit 8 to Amendment No. 1 to the Schedule 14D-9 filed by A&A with the SEC on January 9, 1997).

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                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                                          Alexander & Alexander Services Inc.

                                             /s/ Albert A. Skwiertz, Jr.
                                          By: _________________________________
                                             Name: Albert A. Skwiertz, Jr.
                                             Title: Senior Vice President and
                                              General Counsel

DATE: January 29, 1997

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                               INDEX TO EXHIBITS

 EXHIBIT NO.                                                               PAGE
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
 (c)(1)      Press release of Aon dated January 15, 1997.                   1
 (c)(2)      Agreement and Plan of Merger, dated as of December 11,
              1996, among Aon, Purchaser and A&A. (Incorporated by
              reference from Exhibit 2 to A&A's
              Solicitation/Recommendation Statement on Schedule 14D-9
              filed by A&A with the Securities and Exchange Commission
              ("SEC") on December 16, 1996 (the "Schedule 14D-9")).         *
 (c)(3)      Stock Purchase and Sale Agreement, dated as of December 11,
              1996, between Aon and AIG. (Incorporated by reference from
              Exhibit 3 to the Schedule 14D-9).                             *
 (c)(4)      First Amendment to Agreement and Plan of Merger, dated as
              of January 7, 1997, among Aon, Purchaser and A&A.
              (Incorporated by reference from Exhibit 8 to Amendment No.
              1 to the Schedule 14D-9 filed by A&A with the SEC on
              January 9, 1997).                                             *

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*  Incorporated by reference.

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